UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
[Missing Graphic Reference]

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2012

AGR Tools, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada		98-0480810
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Fairmount Street, Suite 501
Dallas, Texas 75219
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  936-539-5744

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

Effective May 10, 2012, the sole director and officer who currently fulfills the role of the Audit Committee of AGR Tools, Inc. (the “Company” or “AGR”) and the Board of Directors approved the release of M&K CPAS, PLLC, (“M&K”) as the Company’s registered independent accountant and approved the engagement of Labrozzi & Co., P.A., (“Labrozzi”) as the registered independent public accountant for the Company.

During the Company’s two most recent fiscal years and any subsequent interim period, the Company did not consult with Labrozzi regarding: (i) the application of accounting principals to any specified transactions; (ii) the type of audit opinion that might be rendered on AGR’s financial statements; (iii) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issues; or (iv) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) or Regulation S-K.

M&K’s reports for AGR’s financial statements for the two most recent fiscal years ended June 30, 2011 and the subsequent interim periods did not contain any adverse opinion or disclaimer of opinion nor was the report qualified or modified as to uncertainty, audit scope or accounting principals aside from M&K’s report on the financial statements as June 30, 2011 and 2010 which contained explanatory language that substantial doubt existed about AGR’s ability to continue as a going concern due to recurring operating losses and negative cash flows from operations.

During the two most recent fiscal years there were no disagreements between AGR and M&K concerning any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to M&K’s satisfaction would have caused them to make a reference to the subject matter of the disagreements in connection with their reports; there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided M&K a copy of the foregoing disclosures and requested a letter from M&K addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which they do not agree. M&K’s letter is attached as an exhibit hereto as Exhibit 16.1

Item 9.01    Financial Statements and Exhibits.

Exhibits

16.1                      Letter dated May 10, 2012 from M&K CPAS, PLLC addressed to the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 10, 2012

AGR Tools, Inc.

By:	/s/ Vern Wilson
Vern Wilson
Sole Director, Chief Executive Officer